http://www.mitel.com

                     SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
                          ------------------------

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported):    April 22, 1999

                               MITEL CORPORATION
                     -------------------------------------
              (Exact name of registrant as specified in its charter)


    CANADA                              1-8139                NONE
    ---------------------------   -------------------    ---------------
    (State or other jurisdiction  (Commission File No.)  (I.R.S. Employer
     of incorporation)                                    Identification No.)

    350 Legget Drive
    P.O. Box 13089
    Kanata, Ontario, Canada       K2K 2W7
    --------------------------    ------------
    (Address of principal         (Postal Code)
     executive offices)

  Registrant's telephone number, including area code:  (613) 592-2122
               ----------------------------------------

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
Item 5.  Press Release

On April 22, 1999, Mitel Corporation (the "Company") issued a press release reporting preliminary unaudited financial results for the fourth quarter and the fiscal year ended March 26, 1999 and announcing the adoption of new amortization periods for intangibles and the approval of certain special charges. A copy of the press release is attached to this Form 8-K as Exhibit
99.1 and is incorporated by reference herein.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit No.     Description
-----------     ------------------
99.1            Press Release dated April 22, 1999

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
                                  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         MITEL CORPORATION
April 27, 1999                           by: Jean-Jacques Carrier
--------------                           --------------------------------
Date                                     Jean-Jacques Carrier
                                         Senior Vice President of Finance
                                          and Chief Financial Officer

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